UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2021

SLR Senior Investment Corp.

(Exact name of registrant as specified in its charter)

MARYLAND	814-00849	27-4288022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Park Avenue, New York, NY		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 993-1670

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SUNS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On December 1, 2021, SLR Senior Investment Corp., a Maryland corporation (“SUNS”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SLR Investment Corp., a Maryland corporation (“SLRC”), Solstice Merger Sub, Inc., a Maryland corporation and wholly-owned subsidiary of SLRC (“Merger Sub”), and, solely for the limited purposes set forth therein, SLR Capital Partners, LLC, a Delaware limited liability company (“SCP”) and investment adviser to each of SUNS and SLRC. The Merger Agreement provides that, subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), Merger Sub will merge with and into SUNS, with SUNS continuing as the surviving company and as a wholly-owned subsidiary of SLRC (the “Merger”) and, immediately thereafter, SUNS will merge with and into SLRC, with SLRC continuing as the surviving company (together with the Merger, the “Mergers”). The boards of directors of both SUNS and SLRC, including all of the respective independent directors, in each case, on the recommendation of a special committee (such company’s “Special Committee”) comprised solely of the independent directors of SUNS or SLRC, as applicable, have approved the Merger Agreement and the transactions contemplated thereby. The parties to the Merger Agreement intend the Mergers to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Merger Consideration

At the Effective Time, each share of common stock, par value $0.01 per share, of SUNS (“SUNS Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares owned by SLRC or any of its consolidated subsidiaries (the “Cancelled Shares”)) will be converted into the right to receive a number of shares of common stock, par value $0.01 per share, of SLRC (“SLRC Common Stock”) equal to the Exchange Ratio (as defined below), plus any cash (without interest) in lieu of fractional shares.

As of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the Effective Time (such date, the “Determination Date”), each of SUNS and SLRC will deliver to the other a calculation of its net asset value (“NAV”) as of such date (such calculation with respect to SUNS, the “Closing SUNS Net Asset Value” and such calculation with respect to SLRC, the “Closing SLRC Net Asset Value”), in each case using a pre-agreed set of assumptions, methodologies and adjustments. Based on such calculations, the parties will calculate the “SUNS Per Share NAV”, which will be equal to (i) the Closing SUNS Net Asset Value divided by (ii) the number of shares of SUNS Common Stock issued and outstanding as of the Determination Date (excluding any Cancelled Shares), and the “SLRC Per Share NAV”, which will be equal to (A) the Closing SLRC Net Asset Value divided by (B) the number of shares of SLRC Common Stock issued and outstanding as of the Determination Date. The “Exchange Ratio” will be equal to the quotient (rounded to four decimal places) of (i) the SUNS Per Share NAV divided by (ii) the SLRC Per Share NAV.

SUNS and SLRC will update and redeliver the Closing SUNS Net Asset Value or the Closing SLRC Net Asset Value, respectively, in the event of a material change to such calculation between the Determination Date and the closing of the Mergers and if needed to ensure that the calculation is determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations and warranties by each of SUNS, SLRC and SCP. The Merger Agreement also contains customary covenants, including, among others, covenants relating to the operation of each of SUNS’s and SLRC’s businesses during the period prior to the closing of the Mergers. SUNS and SLRC have agreed to convene and hold stockholder meetings for the purpose of obtaining the approvals required of SUNS’s and SLRC’s stockholders, respectively, and have agreed to recommend that the stockholders approve the applicable proposals.

The Merger Agreement provides that each of SUNS and SLRC may not solicit proposals relating to alternative transactions, or, subject to certain exceptions, enter into discussions or negotiations or provide information in connection with any proposal for an alternative transaction. However, the SUNS board of directors (the “Board”) may, subject to certain conditions and in some instances payment by the party submitting the superior proposal of a termination fee of approximately $7,572,270, change its recommendation to the stockholders of SUNS, terminate the Merger Agreement and enter into an agreement with respect to a superior proposal if the SUNS Special Committee determines in its reasonable good faith judgment, after consultation with its outside legal counsel and financial advisor, that the failure to take such action would be reasonably likely to be inconsistent with the SUNS directors’ exercise of their fiduciary duties under applicable law (taking into account, among other factors, any changes to the Merger Agreement proposed by SLRC). In addition, the SLRC board of directors may, subject to certain conditions and in some instances payment by the party submitting the superior proposal of a termination fee of approximately $25,604,700, change its recommendation to the stockholders of SLRC, terminate the Merger Agreement and enter into an agreement with respect to a superior proposal if the SLRC Special Committee determines in its reasonable good faith judgment, after consultation with its outside legal counsel and financial advisor, that the failure to take such action would be reasonably likely to be inconsistent with the SLRC directors’ exercise of their fiduciary duties under applicable law (taking into account, among other factors, any changes to the Merger Agreement proposed by SUNS).

Conditions to the Mergers

Consummation of the Mergers, which is currently anticipated to occur during the first half of calendar year 2022, is subject to certain closing conditions, including (1) requisite approvals of SUNS’s and SLRC’s stockholders, (2) authorization of the shares of SLRC common stock to be issued as consideration in the Mergers for listing on the Nasdaq Global Select Market, (3) effectiveness of the registration statement for the SLRC common stock to be issued as consideration in the Mergers, (4) the absence of certain legal impediments to the consummation of the Mergers, (5) required regulatory approvals (including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended), (6) the absence of certain governmental impediments to the consummation of the Mergers, (7) determinations of closing SLRC Net Asset Value and the closing SUNS Net Asset Value in accordance with the terms of the Merger Agreement, (8) the effectuation of the SLRC base management fee reduction, as discussed further below, and (9) subject to certain exceptions, the accuracy of the representations and warranties and compliance with the covenants of each party to the Merger Agreement.

Termination

The Merger Agreement also contains certain termination rights in favor of SUNS and SLRC, including if the Mergers are not completed on or before December 1, 2022 or if the requisite approvals of SUNS or SLRC stockholders are not obtained. The Merger Agreement provides that, upon the termination of the Merger Agreement under certain circumstances, a third party acquiring SUNS may be required to pay SLRC a termination fee of approximately $7,572,270. The Merger Agreement provides that, upon the termination of the Merger Agreement under certain circumstances, a third party acquiring SLRC may be required to pay SUNS a termination fee of approximately $25,604,700.

General

The foregoing summary description of the Merger Agreement and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

The Merger Agreement has been filed as Exhibit 2.1 to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other information about the parties thereto or their respective subsidiaries and affiliates. The Merger Agreement contains representations, warranties, covenants and agreements that were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement (except as may be expressly set forth in the Merger Agreement); may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders should not rely on such representations, warranties, covenants or agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, covenants and agreements may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties to the Merger Agreement.

Base Management Fee Reduction

In connection with the completion of the transactions contemplated by the Merger Agreement, SLRC’s contractual annual base management fee payable by SLRC to SCP will be lowered from 1.75% to 1.50% on gross assets up to 200% of SLRC’s total net assets as of the immediately preceding quarter end through a letter agreement and SLRC will retain the contractual annual base management fee payable by SLRC to SCP of 1.00% on gross assets that exceed 200% of SLRC’s total net assets as of the immediately preceding quarter end.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 30, 2021, the Board approved the Second Amended and Restated Bylaws of SUNS (the “Bylaws”). The Bylaws, as amended and restated, became effective immediately upon their approval by the Board. The Bylaws, as amended and restated, provide that unless SUNS consents in writing to the selection of a different forum, to the fullest extent permitted by law, (i) the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, shall be the sole and exclusive forum for the resolution of certain state law claims asserting a cause of action described in the Bylaws, and (ii) the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description of the Bylaws, as set forth in this Item 5.03, is a summary only and is qualified in all respects by the provisions of the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On December 1, 2021, SUNS and SLRC issued a joint press release announcing entry into the Merger Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

On December 1, 2021, SUNS and SLRC provided an investor presentation in connection with entry into the Merger Agreement. A copy of the investor presentation is furnished herewith as Exhibit 99.2.

The information disclosed under this Item 7.01, including Exhibits 99.1 and 99.2 hereto, is being “furnished” and is not deemed “filed” by SUNS for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor is it deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Some of the statements in this document constitute forward-looking statements because they relate to future events, future performance or financial condition or the Mergers. The forward-looking statements may include statements as to: future operating results of SUNS and SLRC and distribution projections; business prospects of SUNS and SLRC and the prospects of their portfolio companies; and the impact of the investments that SUNS and SLRC expect to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this document involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the Mergers closing; (ii) the expected synergies and savings associated with the Mergers; (iii) the ability to realize the anticipated benefits of the Mergers, including the expected elimination of certain expenses and costs due to the Mergers; (iv) the percentage of SUNS and SLRC stockholders voting in favor of the proposals submitted for their approval; (v) the possibility that competing offers or acquisition proposals will be made; (vi) the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied or waived; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk that stockholder litigation in connection with the Mergers may result in significant costs of defense and liability; (ix) changes in the economy, financial markets and political environment; (x) risks associated with possible disruption in the operations of SUNS and SLRC or the economy generally due to terrorism, natural disasters or the COVID-19 pandemic; (xi) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (xii) conditions in SUNS’s and SLRC’s operating areas, particularly with respect to business development companies or regulated investment companies; (xiii) general considerations associated with the COVID-19 pandemic; and (xiv) other considerations that may be disclosed from time to time in SUNS’s and SLRC’s publicly disseminated documents and filings. SUNS and SLRC have based the forward-looking statements included in this document on information available to them on the date hereof, and they assume no obligation to update any such forward-looking statements. Although SUNS and SLRC undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that SUNS and SLRC in the future may file with the Securities and Exchange Commission (“SEC”), including the Joint Proxy Statement and the Registration Statement (each as defined below), annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Additional Information and Where to Find It

In connection with the Mergers, SUNS and SLRC plan to file with the SEC and mail to their respective stockholders a joint proxy statement on Schedule 14A (the “Joint Proxy Statement”), and SLRC plans to file with the SEC a registration statement on Form N-14 (the “Registration Statement”) that will include the Joint Proxy Statement and a prospectus of SLRC. The Joint Proxy Statement and the Registration Statement will each contain important information about SUNS, SLRC, the Mergers and related matters. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. STOCKHOLDERS OF SUNS AND SLRC ARE URGED TO READ THE JOINT PROXY STATEMENT AND REGISTRATION STATEMENT, AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SUNS, SLRC, THE MERGERS AND RELATED MATTERS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s website, http://www.sec.gov or, for documents filed by SUNS, from SUNS’s website at http://slrseniorinvestmentcorp.com and, for documents filed by SLRC, from SLRC’s website at http://slrinvestmentcorp.com.

Participants in the Solicitation

SUNS, its directors, certain of its executive officers and certain employees and officers of SCP and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Mergers. Information about the directors and executive officers of SUNS is set forth in its proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on September 9, 2021. SLRC, its directors, certain of its executive officers and certain employees and officers of SCP and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Mergers. Information about the directors and executive officers of SLRC is set forth in its proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on September 9, 2021. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the SUNS and SLRC stockholders in connection with the Mergers will be contained in the Joint Proxy Statement when such document becomes available. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This current report on Form 8-K is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this Current Report is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in SUNS, SLRC or in any fund or other investment vehicle managed by SCP or any of its affiliates.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger among SLR Investment Corp., SLR Senior Investment Corp., Solstice Merger Sub, Inc. and SLR Capital Partners, LLC (for the limited purposes set forth therein), dated as of December 1, 2021.

3.1	Second Amended and Restated Bylaws of SLR Senior Investment Corp.

99.1	Joint press release of SLR Senior Investment Corp. and SLR Investment Corp., dated as of December 1, 2021.

99.2	Joint investor presentation of SLR Investment Corp. and SLR Senior Investment Corp., dated as of December 1, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLR Senior Investment Corp.

Date: December 1, 2021	By:	/s/ Richard L. Peteka
Richard L. Peteka Secretary